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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                April 18, 2007
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                         SANCON RESOURCES RECOVERY, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                                       58-2670972
(State or other jurisdiction           (IRS Employer Identification File Number)
     of incorporation)

                        1507 GREENLAND COMMERCIAL CENTRE,
                    1258 YUYUAN ROAD, SHANGHAI, CHINA 200050
                    (Address of Principal Executive Offices)

                                 +61-3-9574 6767
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 3.02  Unregistered Sale of Equity Securities

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

On April 15, 2007, the Registrant entered into a Share Purchase Agreement to issue and sell 1,000,000 shares of its common stock in an offshore transaction under Regulation S to Fengteng Investment Consulting Management (Shanghai) Co., Limited at US$0.35 per share for gross proceeds of US$350,000. The shares are subject to 144 restriction and proceeds will be used for working capital needs.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 10, 2007, Mr. Richard Yan ceased to serve as the Registrant's interim Chief Financial Officer, by mutual agreement not to renew his contract upon expiration.

On April 12, 2007, the Board of Directors (the "Board") appointed Mr. Klaus Shen as the Chief Financial Officer.

On April 1, 2007, Ms. Helen Bouzas resigned from an independent Director of the Registrant for personal reasons.

(1) Additional Information:

Mr. Klaus Shen, Chief Financial Officer

Mr. Shen joined Sancon as Vice President of Finance in February 2007. Prior to that, he set up a consulting business in China, which provides accounting and consulting services to Foreign Invested Enterprises in China. Mr. Shen previously worked as General Manager of Shanghai Xilian Assets Management Co., Ltd. from 2003 to 2005. He was the CFO for Shanghai Chiway Venture Capital Co., Ltd. from 2001 to 2003. From 1996 to 2001, he worked for KPMG Shanghai office in various accounting and auditing roles. He holds MBA degree from University of Ballarat in Australia and Bachelor of Economics in Shanghai University of Finance and Economics. Mr. Shen is a senior member of Shanghai Investment Association.

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Other Directorships: None.
Family Relationships: None
Related Transactions: None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Sancon Resources Recovery, Inc.
                                        (REGISTRANT)

Date: April 18, 2007

                                        By: /s/ Jack Chen
                                        ----------------------------------
                                        Jack Chen
                                        Chief Executive Officer